Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated December 8, 2011
to the Current Statement of Additional Information

The Statement of Additional Information is amended by adding the paragraph below immediately following the Section, “Purchases for Retirement Plans”:

Retirement Account Fees. An annual maintenance fee of $15 will be charged on the following retirement plan accounts: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Rydex | SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex | SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Rydex | SGI will waive the annual maintenance fee if a liquidation fee is being charged. The annual maintenance fee does not apply with respect to accounts under employer-sponsored retirement plans for which Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services.

Please Retain This Supplement For Future Reference